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                                                                 Exhibit 10.9


                             STOCK OPTION AGREEMENT

         AGREEMENT made as of the 29th day of December, 2000 by and between THE LANGER BIOMECHANICS GROUP, INC., a New York corporation (the "COMPANY") and STEVEN GOLDSTEIN (the "OPTIONEE").

         WHEREAS, the Optionee has on this date become an employee of the Company and is expected to provide valuable services to the Company; and

         WHEREAS, the Company desires to reward such services and encourage the Optionee's continued dedication and to afford the Optionee the opportunity to acquire stock ownership in, or otherwise share in the appreciation of the stock of, the Company so that the Optionee may have a direct proprietary interest in the Company's success.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

         1. GRANT OF OPTION. (a) Upon the terms and subject to the conditions set forth herein, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and, unless earlier terminated pursuant to Section 5 or Section 6 hereof, ending ten (10) years from the date hereof (the "EXPIRATION DATE"), the right and option (the "OPTIONS") to purchase from the Company, at a price of $1.525 per share, EIGHTY THOUSAND (80,000) shares of the Company's Common Stock, par value
$.02 per share (the "COMMON STOCK"), pursuant to the Company's 1992 Stock Option Plan, as amended (the "1992 PLAN").

                           (b) The Options granted hereunder are intended to
constitute "Incentive Stop Options" as defined in Section 4 of the Plan.

                           (c) Nothing in this Agreement shall confer upon
Optionee any right to continue as an Employee of Company or interfere in any way with the right of the Company to terminate or otherwise modify the terms of Optionee's engagement by the Company subject to the terms of the Company's employment agreement with the Company.

         2. VESTING AND EXERCISE OF OPTIONS. The Options shall vest (subject to acceleration and termination under the provisions hereof) in three installments as follows: options as to 26,666 shares shall vest on each of December 31, 2001 and December 31, 2002 and Options for 26,667 shares shall vest on December 31, 2003; provided, however, no further vesting shall occur after the date on which the employee's employment with the Company terminates for any reason.

         3. METHOD OF EXERCISING OPTIONS. (a) The Optionee may exercise the Options within the time permitted under the 1992 Plan by delivering to the Company (i) a written notice stating the number of shares of Common Stock that the Optionee has elected to purchase at that time from the Company and
(ii) full payment of the purchase price of the shares of Common Stock then to be purchased.

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         (b) Payment of the exercise price for the shares of Common Stock upon any exercise of the Options may be made by check payable to the order of the Company; provided, however, that in the event that Optionee enters into an Employment Agreement with the Company and the Optionee's employment is terminated without Cause or the Optionee terminates his employment for Good Reason (as and if such capitalized terms are defined in his Employment Agreement with the Company), subject to Sections 5 and 6 hereof the Optionee shall have the right to pay the exercise price for the shares of Common Stock by delivery of shares of Common Stock of the Company or surrender of Options (having a fair market value equal to the purchase price of the Common Stock issuable upon exercise of the Options over the applicable exercise price) duly endorsed in blank or accompanied by appropriate stock powers, together with such amount as the Company shall, in its sole discretion, deem necessary to satisfy any tax withholding obligation or tax arising by reason of the transfer of such shares of Common Stock ("CASHLESS EXERCISE").

         (c) In connection with any Cashless Exercise, only full shares of Common Stock of the Company with an aggregate fair market value not exceeding the exercise price will be accepted in payment, and any portion of the exercise price which is in excess of such aggregate fair market value must be paid in cash or by certified or bank cashier's check payable to the order of the Company, it being understood that the Company shall not be required to pay cash in exchange for tendered certificates. If the tendered certificate(s) evidence more shares of Common Stock than are accepted for payment, an appropriate replacement certificate shall be issued to the Optionee for the number of excess shares of Common Stock.

         4. ISSUANCE OF COMMON STOCK AND PAYMENT OF CASH UPON EXERCISE OF OPTIONS. As promptly as practicable after receipt of such written notification of the Optionee's election to exercise the Options and full payment of such exercise price and any applicable withholding taxes, the Company shall issue or transfer to the Optionee the number of shares of Common Stock with respect to which the Options have been so exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

         5. DEATH OR DISABILITY OF THE OPTIONEE. (a) If the employment of the Optionee shall terminate for any reason, other than for "Cause" or voluntarily by the Optionee without "Good Reason" the Optionee (or in the case of Optionee's death or disability, his executor, administrator or personal representative) shall have the right to exercise the Options which have vested hereunder for the three (3) month period following such termination to the extent that the Options were vested at the date of death.

                  (b) In the event of termination for "Cause" or by the Optionee voluntarily without Good Reason (as those terms are defined in the Employment Agreement between the Optionee and the Company) all vested but unexercised Options and all unvested Options shall thereupon, upon his termination of employment, lapse and be of no further effect.



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         6. ACCELERATION OF VESTING IN CERTAIN CIRCUMSTANCES Notwithstanding
the vesting provisions of Section 2:

                  (a) If the Optionee's employment terminates by reason of death or disability, a portion of the Options which would next have vested under the schedule set forth in Section 2 will vest, pro rata in proportion to the number of days in the calendar year expired through the date of termination; and all remaining Options shall lapse and be of no further effect.

                  (b) In event of termination by the Company other than for "Cause" or by the Optionee voluntarily for Good Reason (as said capitalized terms are defined in his Employment Agreement with the Company), all of the Options which are not then vested (or such portion thereof as the Optionee may elect) shall vest.

         7. SECURITIES MATTERS. (a) Notwithstanding anything herein to the contrary, the Optionee's ability to exercise this Option is subject to timely shareholder approval of an increase in the number of shares of Common Stock covered by the 1992 Plan (the "Increase") approved by the Board of Directors on the date hereof.

                  (b) The shares of Common Stock issued pursuant to the terms of this Agreement shall represent fully paid and non-assessable shares of Common Stock. The Company represents, warrants and covenants that (i) the Company has previously prepared and filed with the SEC a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), registering the sale of shares under the 1992 Plan, which registration is currently effective, (ii) the Company shall as promptly as practicable, and the Increase is approved by the shareholders of the Company, amend such registration on Form S-8 to include the shares of Common Stock issuable pursuant to the terms of this Agreement, and (iii) the Company shall maintain the effectiveness of the registration statement, as so amended, until all of such Shares may be sold without restriction under the Act.

         8. THE OPTIONEE. Whenever in any provision of this Agreement reference is made to the Optionee, under circumstances where such reference should logically be construed to apply to the executors, administrators, personal representatives or a person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the reference to the Optionee shall be deemed to include such person or persons.

         9. NON-TRANSFERABILITY. The Options are not transferable by the Optionee otherwise than by applicable laws of descent and distribution and, except as set forth herein, are exercisable during the Optionee's lifetime only by the Optionee or the legally appointed administrator of his affairs. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.


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         10, RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any share of Common Stock covered by the Options until the Optionee shall have become the holder of record of such share of Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Optionee shall become the holder of record thereof.

         11. ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC. The aggregate number of shares of Common Stock that may be purchased pursuant to the Options, the number of shares of Common Stock covered by the Options and the price per share shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company.

         In the event of a liquidation of the Company, or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, any unexercised Options shall be deemed canceled unless the surviving corporation in any such merger, reorganization or consolidation elects to assume the Options or to issue substitute options in place thereof. Notwithstanding the foregoing, the Company shall deliver written notice to Optionee of its intent to effect such liquidation, merger or consolidation, following which the Optionee shall have the right, exercisable during a ten (10) day period ending on the fifth day prior to such liquidation, merger or consolidation, to exercise the Options in whole or in part. Adjustments under this Section 11 shall be made in a proportionate and equitable manner by the Board of Directors (or Committee), whose determination as to the nature of the adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Options adjusted accordingly.

         12. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, except in connection with the dissolution or liquidation of the Company, the Optionee hereby agrees that the Optionee will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares of Common Stock to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such Common Stock shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.

         13. NOTICE. Any notice or other communications required or permitted hereunder shall be in writing and shall be deemed effective (a) upon personal delivery, if delivered by hand, (b) upon receipt of electronic confirmation, if sent by facsimile transmission, (c) three (3) days after the date of deposit in the mails, if mailed by certified or registered mail (return receipt requested), or (c) on the next business day, if mailed by an overnight mail service to the parties,


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if to the Company:                                        if to the Optionee:

         The Langer Biomechanics Group, Inc.              Mr. Steven Goldstein
         450 Commack Road                                 14 Vanad Drive
         Deer Park, NY 11729                              East Hills, NY 11576
         Attn.: President                                 FAX (516) 626 2834
         FAX (631) 667 1203

Copies of all notices to the Company or the Optionee under this Agreement shall also be sent to:

                                       Herrick, Feinstein LLP
                                       2 Park Avenue
                                       New York, NY 10016
                                       Attn: Lawrence M. Levinson, Esq.
                                       Facsimile: (212) 592-1500
and

                                       Kane Kessler, P.C.
                                       1350 Avenue of the Americas
                                       New York, New York 10019-4896
                                       Attn: Robert L. Lawrence, Esq.
                                       Facsimile: (212) 245-3009

or at such other address or facsimile number as either party may from time to time specify to the other.

         14. ENTIRE AGREEMENT. This Agreement sets forth the complete understanding of the Company and the Optionee with respect to the subject matter hereof and supersedes all prior understandings, whether oral or written.

         15. CONFLICT WITH 1992 PLAN. This Agreement is subject to all of the terms and provisions of the 1992 Plan and the Optionee shall be entitled, with respect to the Options, to all of the rights and benefits provided by the 1992 Plan. In the event that there is any inconsistency between the provisions of this Agreement and of the 1992 Plan, the provisions of the 1992 Plan shall govern.

         16. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the principles of conflicts of law). The Company and the Optionee each agrees that the federal or state courts located in the State of New York shall have exclusive jurisdiction in connection with any dispute arising out of this Agreement.

         17. SEVERABILITY. If any provision of this Agreement, or any part of any of them, is hereafter construed or adjudicated to be invalid or unenforceable, the same shall not affect the remainder of the covenants or rights or remedies which shall be given full effect without regard to


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the invalid portions. If any of the covenants set forth herein is held to be invalid or unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and in its reduced form said provision shall then be enforceable.

         18. HEADINGS. The headings of this Agreement are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof.

         19. MODIFICATIONS AND WAIVERS. No term, provision or condition of this Agreement may be modified or discharged unless such modification or discharge is authorized by the Board and is agreed to in writing and signed by the parties hereto. No waiver by either party hereto of any breach by the other party hereto of any term, provision or condition of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.






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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                         THE LANGER BIOMECHANICS GROUP, INC.

                                         By:  /s/ Thomas G. Archbold
                                             -------------------------------
                                             Name:  Thomas G. Archbold
                                             Title: VP - Finance


                                           /s/   Steven Goldstein
                                         -----------------------------------
                                          Steven Goldstein






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